First Northwest Bancorp

Investor Presentation

Mid-Year Report

September 2022

About First Northwest Bancorp (FNWB)

FNWB

NASDAQ ticker symbol

N°1

Deposit Market Share in Clallam and Jefferson Counties

- Bank holding company for First Fed, a growing community bank with $2.0 billion* in assets
- First Fed is a Washington state-chartered commercial bank, headquartered in Port Angeles where it was founded in 1923
- 12 branches: 6 in Clallam and Jefferson Counties, 2 in Kitsap county, 3 in Whatcom County, 1 in King County
- Full-service bank offering consumer, mortgage, and commercial solutions leveraging both in-person and digital delivery channels in our emerging and legacy markets

* All data as of June 30, 2022, unless otherwise specified

First Fed Executive Team



Matt Deines
President and CEO



Terry Anderson
Chief Credit Officer



Derek Brown
Chief HR & Marketing Officer



Geri Bullard
Chief Financial Officer



Chris Neros
Chief Lending Officer



Chris Riffle
Chief Digital & Operating Officer | General Counsel

Success Stories

- Converted from Bank Holding Company to Financial Holding Company Charter on August 5, 2022
- Invested in Meriwether Group and Meriwether Group Capital Hero Fund

MERIWETHER GROUP

MERIWETHER GROUP CAPITAL

- Recently hired new Chief Lending Officer, Chris Neros, from competitor bank
- Built out Treasury Management department with a focus on generating sticky, low-cost deposits with additional non-interest income including merchant services acquiring revenue

Meriwether Partnership

- Completed strategic partnership investment for 33% of Meriwether Group ("MWG"), a Portland, Oregon based advisory and boutique investment banking firm
- MWG is run by founder, David Howitt, and works with authentic, disruptive, and iconic brands including Pendleton, Dave's Killer Bread, Airstream, Stumptown Coffee and Voodoo Doughnuts
- In addition, FNWB is both a General Partner and Limited Partner in the Meriwether Group Capital Hero Fund, a debt fund focused on well managed, growing companies. The Hero Fund is run by Jamie Shulman and Mike Ferguson, two experienced lenders and bank executives in the Portland, Oregon Market area
- Both strategic investments will generate diversified non-interest revenue for the company along with significant referrals for deposits, as well as Commercial and SBA loan opportunities

First Fed Strategic Initiatives

- Focus on profitable growth of the core bank to create operating leverage to support expansion of digital efforts and fintech revenue strategy through First Fed Fintech Partners (F3P)
- Management is currently evaluating divesting of one branch location and considering the elimination of most direct consumer secured lending products
- Migrated from “Harvest” to “Prune” with an emphasis on expense reductions for both the Bank and Quin Ventures, Inc. Reduced marketing and onboarding expense for Quin. Other cost saves include reducing or eliminating expenses with technology and training vendors, and not replacing certain positions including one executive level role
- Primary focus on non-interest income drivers including Treasury Management, Small Business Administration Lending and Interest Rate Swap Program

First Fed Fintech Partners (F3P)

- Built on a robust BaaS platform focused on regulatory, compliance and risk management and engineered to facilitate Fintech engagement, product development and financial success
- Managed and operated by a highly qualified and talented team of people with a blend of experience and expertise developed at banks and Fintech companies
- Emphasis on generating sustainable non-interest income as the primary objective. Will utilize some balance sheet capacity as a means to the ultimate end of differentiated non-interest revenue
- Active partnerships include Quin as well as Splash Financial. We are performing due diligence on additional partners; however, we will likely have four or fewer partners by year end 2022

Selected Balance Sheet Detail

($ in Millions)


$821
$893
$1,203
$874
$933
$1,258
$986
$1,170
$1,479
$1,246
$1,442
$1,787
$1,462
$1,581
$2,032
Q2 2018
Q2 2019
Q2 2020
Q2 2021
Q1 2022
Loans Receivable, Net
Total Deposits
Total Assets

Source: Company documents; Financial data as of June 30, 2022

Substantial Growth While Enhancing Asset Mix

($ in Thousands)


Cash
$49,588
3%
Other
$37,920
3%
BOLI
$37,482
2%
Investments
$367,519
25%
Q2 2020
Total Assets:
$1,479M
Loans Receivable, Net
$986,351
67%


Cash
$80,722
4%
Other
$50,990
3%
BOLI
$38,839
2%
Investments
$370,500
21%
Q2 2021
Total Assets:
$1,787M
Loans Receivable, Net
$1,246,340
70%


Cash
$87,794
4%
Other
$89,359
5%
BOLI
$39,783
2%
Investments
$353,144
17%
Q2 2022
Total Assets:
$2,032M
Loans Receivable, Net
$1,461,552
72%

Source: Company documents; Financial data as June 30, 2022

First Northwest Bancorp

Securities Portfolio


Other
1%
Corporate
Debt
16%
Municipal
30%
Q2 2022
Yield
2.96%
MBS-Agency
24%
MBS-
Corporate
29%

Investment Portfolio Characteristics as of June 30, 2022

- Book Value: $386.9 Million
- Market Value: $354.2 Million
- Effective Duration: 5.19 years
- Average Life: 8.16 years
- Municipal Securities – Portfolio Ratings:
  - Aaa/AAA $22.1M
  - Aa1/AA+ $11.7M
  - Aa2/AA- $37.0M
  - Aa3/AA- $26.2M
  - A1/A+ $ 3.6M
  - A2/A $ 3.0M
- 100% available-for-sale securities
- OCI – Unrealized Gain/(Loss) on Investments: ($26.6) Million

Source: Company documents; Financial data as June 30, 2022

Building Revenue (TTM)

($ in Thousands)


Q2 2020
Q2 2021
Q2 2022
$38,109
$51,569
$63,895
TTM Net Interest Income
$1,706
$1,984
$2,205
TTM Interchange Income
$3,206
$6,740
$4,771
TTM Revenue from Sold Loans


Net Interest Income 78.0%
Noninterest Income 22.0%
Q2 2020
Net Interest Income 76.3%
Noninterest Income 23.7%
Q2 2021
Net Interest Income 82.4%
Noninterest Income 17.6%
Q2 2022

TTM Total Operating Revenue: $48.9M

TTM Total Operating Revenue: $67.6M

TTM Total Operating Revenue: $77.6M

Source: Company documents; Financial data as June 30, 2022

First Northwest Bancorp

Measurable Improved Profitability

Trailing Twelve Month Net Income ($ in Thousands)



$4,708
$8,342
$7,577
$13,462
$13,047
2018 Q2
2019 Q2
2020 Q2
2021 Q2
2022 Q2

Trailing Twelve Month ROAA (%)



0.40%
0.67%
0.59%
0.84%
0.69%
2018 Q2
2019 Q2
2020 Q2
2021 Q2
2022 Q2

Trailing Twelve Month Efficiency Ratio (%)



80.34%
74.14%
77.65%
73.73%
79.30%
2018 Q2
2019 Q2
2020 Q2
2021 Q2
2022 Q2

Trailing Twelve Month Net Interest Margin (%)



3.16%
3.20%
3.12%
3.38%
3.59%
2018 Q2
2019 Q2
2020 Q2
2021 Q2
2022 Q2

Source: S&P Global Market Intelligence, Company documents; Financial data as of June 30, 2022

Net Interest Income and Margin

($ in Thousands)


$20,000
$17,500
$15,000
$12,500
$10,000
$7,500
$5,000
3.85%
3.65%
3.45%
3.25%
3.05%
2.85%
2.65%
2.45%
2.25%
3.09%
3.34%
3.44%
3.53%
3.34%
3.58%
3.58%
3.53%
3.77%
$10,114
$11,760
$12,677
$13,483
$13,648
$15,352
$15,814
$15,486
$17,242
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Net Interest Income
Net Interest Margin

Source: Company documents; Financial data as June 30, 2022

Balance Sheet Growth

($ in Millions)

Actual (Ex. PPP)
PPP Loans

Total Assets

CAGR[1]: 14.0%


$1,203
$1,258
$1,479
$31
$1,787
$45
$2,032
$2
Q2 2018
Q2 2019
Q2 2020
Q2 2021
Q2 2022

Total Loans and Leases

CAGR[1]: 15.5%


$821
$874
$986
$31
$1,246
$45
$1,462
$2
Q2 2018
Q2 2019
Q2 2020
Q2 2021
Q2 2022

Total Deposits

CAGR[1]: 15.3%


Loans / Deposits
$893
92%
$933
94%
$1,170
84%
$1,442
86%
$1,581
92%
Q2 2018
Q2 2019
Q2 2020
Q2 2021
Q2 2022

Total Equity


$173
$176
$176
$189
$165
Q2 2018
Q2 2019
Q2 2020
Q2 2021
Q2 2022

[1]CAGR calculated from first period to last period shown in chart

Source: Company documents; Financial data as of June 30, 2022

Strong Core Deposit Composition


Brokered CDs
6%
Certificate of Deposit
12%
Noninterest Checking
21%
Q2 2022
Cost of Deposits
0.20%
Interest Checking
12%
Money Market
37%
Savings
12%

Deposits by Type ($ in Thousands)	6/30/2022 Balance	% of Total	Change from prior year
Noninterest Checking	$336,311	21.3%	$29,193
Interest Checking	192,113	12.2%	16,173
Savings	195,029	12.3%	9,231
Money Market	587,747	37.2%	76,696
Certificate of Deposit	183,824	11.6%	(4,013)
Brokered CDs	85,700	5.4%	11,707
Deposits	**$1,580,724**	**100.0%**	**$138,986**
Core Deposits[1]	$1,495,024	94.6%	$127,279

- Strong deposit base with "sticky" funding – core deposits of $1.58B, which represents 94.6% of total deposits
- 0.20% cost of total deposits for the quarter ending 6/30/2022
- Cost of total deposits down 3 basis points from the quarter ended 6/30/2021
- Noninterest-bearing deposits grew 9.5% since 6/30/2021

[1]Core deposits defined as total deposits less brokered CDs

Source: Company documents; Financial data as June 30, 2022

Loan Portfolio Composition


Commercial and Industrial 5%
PPP 0.12%
Other Consumer 10%
Commercial Real Estate 25%
Auto 9%
Q2 2022
Yield on Loans
4.48%
Multi-Family 15%
1-4 Family 21%
Construction and Land Development 15%

Loans by Type ($ in Thousands)	6/30/2022 Balance	% of Total	Change from 6/30/2021
Commercial Real Estate	$373,878	25.3%	$62,291
1-4 Family	308,772	20.9%	6,758
Construction and Land Development	212,851	14.4%	29,275
Multi-Family	220,593	14.9%	54,948
Auto	128,132	8.7%	10,052
Other Consumer	139,532	9.4%	49,305
Commercial and Industrial	79,768	5.4%	40,072
PPP	1,751	0.1%	(43,569)
Deferred Fees	12,022	0.8%	7,239
Total Loans, excluding ALLL	**$1,477,299**	**100.0%**	**$216,371**

- Commercial relationship-based lending strategy with strong credit culture
- MRQ yield on loans of 4.48% compared to 4.30% from Q2 2021
- Construction lending categories to Loans Receivable, net: acquisition-renovation loans 1.9%, 1-4 family construction 3.4%, and Multi-Family construction 9.3%
- Approximate 74.2% NOO / 25.8% OO commercial real estate split (excluding Multi-Family)
- 17.2% increase, or $216 million, over prior year

Source: Company documents; Financial data as June 30, 2022

Historically Strong Asset Quality

NPA / Assets (%)


0.20
0.10
0.20
0.10
0.06
Texas Ratio
2022 Q2: 0.56%
2018 Q2
2019 Q2
2020 Q2
2021 Q2
2022 Q2

Loan Loss Reserve / Total Loans (%)


ALLL/Total Loans (Ex. PPP)
2022 Q2: 1.08%
1.10
1.10
1.20
1.16
1.07
2018 Q2
2019 Q2
2020 Q2
2021 Q2
2022 Q2

NCOs / Avg. Loans (%)


0.00
0.00
0.00
0.01
(0.03)
2018 Q2
2019 Q2
2020 Q2
2021 Q2
2022 Q2

- Growth focused on appropriate risk adjusted return loan types
- Use of enhanced underwriting throughout the COVID-19 pandemic
- Portfolio Stress Tests indicate minimal losses
- Loans Past Due/Total Loans 0.25% as of June 30, 2022, compared to 0.06% as of June 30,2021

Source: S&P Global Market Intelligence, Company documents; Financial data as of June 30, 2022

First Northwest Bancorp

Returning Capital to Shareholders

Status of Share Repurchase Program

- On October 28, 2020, the Company announced that its Board of Directors had authorized the repurchase and retirement of up to an additional ~1 million shares of its common stock, or 10% of the then outstanding shares
- As of September 2, 2022, the Company had repurchased 471,514 shares of common stock at an average price of $16.84 per share for a total cost of $7.9 million. 551,906 shares remain available to repurchase under the current authorization

Dividend History

- The Company has paid a consistent quarterly cash dividend since the fourth quarter of 2018
- The Board-approved a dividend for Q2 2022, which was announced on July 26, 2022 and paid on August 26, 2022 in the amount of $0.07 per share


Trailing 12 Month Dividends Paid
$0.00
$0.09
$0.17
$0.23
$0.27
2018 Q2
2019 Q2
2020 Q2
2021 Q2
2022 Q2

Source: Company documents; Financial data as June 30, 2022, dividends displayed in trailing twelve months

First Northwest Bancorp

Bank Level Capital Ratios

Leverage Ratio


12.34%
11.56%
10.90%
10.86%
10.41%
2018 Q2
2019 Q2
2020 Q2
2021 Q2
2022 Q2

Common Equity Tier 1 Capital Ratio


19.39%
17.36%
15.14%
14.46%
12.64%
2018 Q2
2019 Q2
2020 Q2
2021 Q2
2022 Q2

Tier 1 Capital Ratio


19.39%
17.36%
15.14%
14.46%
12.64%
2018 Q2
2019 Q2
2020 Q2
2021 Q2
2022 Q2

Total RBC Ratio


20.64%
18.54%
16.37%
15.61%
13.63%
2018 Q2
2019 Q2
2020 Q2
2021 Q2
2022 Q2

Source: Company documents; Financial data as June 30, 2022

First Northwest Bancorp

Building Value with Improved ROAE and EPS Growth

Trailing Twelve Month Return on Avg. Equity


2.68%
4.83%
4.29%
7.42%
7.85%
2018 Q2
2019 Q2
2020 Q2
2021 Q2
2022 Q2

Trailing Twelve Month Earnings per Share


$0.45
$0.83
$0.78
$1.47
$1.58
2018 Q2
2019 Q2
2020 Q2
2021 Q2
2022 Q2

Historical Book Value per Share


$15.06
$16.15
$16.90
$18.50
$16.60
2018 Q2
2019 Q2
2020 Q2
2021 Q2
2022 Q2

Historical TCE Ratio


14.37%
14.03%
11.92%
10.55%
8.04%
2018 Q2
2019 Q2
2020 Q2
2021 Q2
2022 Q2

Source: S&P Global Market Intelligence, Company documents; Financial data as of June 30, 2022

First Northwest Bancorp

Consolidated Historical Balance Sheet

	For the Quarter Ending				
	2021Q2	2021Q3	2021Q4	2022Q1	2022Q2
Assets ($000)					
Cash and Cash Equivalents	80,722	76,120	126,016	82,527	87,794
Investments	370,500	325,890	344,212	377,696	353,144
Federal Home Loan Bank (FHLB) Stock, at Cost	5,597	4,397	5,196	8,122	10,402
Total Cash & Securities	**456,819**	**406,407**	**475,425**	**468,345**	**451,340**
Gross Loans before ALLL	1,260,928	1,360,369	1,365,384	1,385,716	1,477,299
Loan Loss Reserve	(14,588)	(15,243)	(15,124)	(15,127)	(15,747)
Loans Held for Sale	1,971	2,231	760	1,334	696
Loans Receivable, Net incl. LHFS	**1,248,311**	**1,347,357**	**1,351,020**	**1,371,923**	**1,462,248**
Sold Loan Servicing Rights, net	2,381	2,934	3,282	4,046	3,865
Premises and Equipment, net	16,387	18,188	19,830	21,050	21,291
Bank-Owned Life Insurance	38,839	39,080	39,318	39,570	39,783
Other Assets	24,655	31,170	32,206	39,347	53,106
Total Assets	**1,787,391**	**1,845,137**	**1,921,081**	**1,944,282**	**2,031,632**
Liabilities ($000)					
Noninterest Bearing	307,119	328,463	343,934	326,292	336,311
Interest Bearing	1,134,619	1,194,453	1,236,646	1,223,121	1,244,413
Total Deposits	**1,441,738**	**1,522,916**	**1,580,580**	**1,549,414**	**1,580,724**
FHLB Borrowings	90,000	60,000	80,000	145,000	210,000
Subordinated Debt	39,241	39,261	39,280	39,250	39,319
Other Liabilities	27,818	35,517	30,741	32,842	36,435
Total Liabilities	**1,598,798**	**1,657,693**	**1,730,601**	**1,766,506**	**1,866,478**
Equity ($000)					
Total Equity	**188,593**	**187,444**	**190,480**	**177,776**	**165,154**
Total Liabilities and Equity	**1,787,391**	**1,845,137**	**1,921,081**	**1,944,282**	**2,031,632**

Source: Company documents; Financial data as June 30, 2022

First Northwest Bancorp

Consolidated Historical Income Statement

	For the Quarter Ending				
	2021Q2	2021Q3	2021Q4	2022Q1	2022Q2
Income ($000)					
Interest and Fees on Loans Receivable	12,866	14,581	15,041	14,536	16,081
Interest on Investment Securities	2,124	2,138	2,073	2,275	2,715
Other Interest Income	61	59	96	90	165
Interest Income	**15,051**	**16,778**	**17,209**	**16,901**	**18,961**
Interest Expense	1,402	1,426	1,395	1,415	1,718
Net Interest Income	**13,648**	**15,352**	**15,814**	**15,486**	**17,242**
Provision for Loan Losses	**300**	**700**	**(150)**	**-**	**500**
Loan and Deposit Fees	1,001	1,015	1,007	1,173	1,091
Loan Servicing Fees, Net of Amortization	13	815	89	439	32
Net Gain on Sales of Loans	1,017	660	2,264	246	225
Gain on Sale of Securities	1,124	1,286	-	126	(8)
Bank-Owned Life Insurance, Net	243	241	238	253	212
Other Income	475	269	1,179	167	669
Non-Interest Income	**3,872**	**4,285**	**4,777**	**2,403**	**2,222**
Compensation and Benefits	8,558	8,713	8,948	8,803	9,735
Other	5,149	5,221	5,730	6,028	7,227
Non-Interest Expense	**13,707**	**13,934**	**14,678**	**14,831**	**16,962**
Net Income before Taxes	**3,514**	**5,004**	**6,063**	**3,058**	**2,002**
Provision for Income Taxes	663	947	1,112	554	467
Net Income (Loss) Attributable to Parent	**2,851**	**4,057**	**4,951**	**2,504**	**1,535**
Provision for Non-Controlling Interest	(145)	(121)	(173)	(302)	(953)
Net Income (Loss)	**2,996**	**4,178**	**5,124**	**2,806**	**2,487**

Source: Company documents; Financial data as June 30, 2022

We design and deliver delightful, accessible, and effortless financial solutions by empowering our team members to improve the lives of those we serve.

First Fed Mission Statement

First Northwest Bancorp

Market Footprint

16 locations in 5 counties:

- 7 in Clallam: Headquarters with ITM, 5 branches, 1 business center with ITM
- 1 in Jefferson
- 2 in Kitsap
- 2 in King: 1 branch, 1 business center
- 4 in Whatcom: 3 branches, 1 business center


Headquarters
Branches
Business Centers

Leading Deposit Market Share

Clallam County, WA

Rank	Institution (ST)	# Branches	Deposits ($M)	Market Share (%)
1	**First Northwest Bancorp (WA)**	**7**	**1,012**	**38.7**
2	Sound Financial Bancorp Inc. (WA)	3	437	16.7
3	FS Bancorp Inc. (WA)	2	217	8.3
4	JPMorgan Chase & Co. (NY)	2	212	8.1
5	Wells Fargo & Co. (CA)	1	164	6.3
6	U.S. Bancorp (MN)	2	161	6.2
7	Umpqua Holdings Corp. (OR)	2	142	5.4
8	KeyCorp (OH)	2	120	4.6
9	Olympic Bancorp Inc. (WA)	2	94	3.6
10	Washington Federal Inc. (WA)	1	51	2.0
	Total For Institutions In Market	24	2,615	

Kitsap County, WA

Rank	Institution (ST)	# Branches	Deposits ($M)	Market Share (%)
1	Bank of America Corporation (NC)	5	1,089	23.9
2	Olympic Bancorp Inc. (WA)	11	955	20.9
3	JPMorgan Chase & Co. (NY)	5	679	14.9
4	Wells Fargo & Co. (CA)	5	461	10.1
5	Columbia Banking System Inc. (WA)	6	377	8.3
6	KeyCorp (OH)	5	263	5.8
7	U.S. Bancorp (MN)	4	167	3.7
8	**First Northwest Bancorp (WA)**	**2**	**157**	**3.4**
9	Liberty Northwest Bncp Inc (WA)	1	148	3.2
10	Timberland Bancorp Inc. (WA)	2	84	1.8
	Total For Institutions In Market	51	4,560	

Whatcom County, WA

Rank	Institution (ST)	# Branches	Deposits ($M)	Market Share (%)
1	Peoples Bancorp (WA)	9	1,352	24.3
2	Bank of America Corporation (NC)	2	678	12.2
3	U.S. Bancorp (MN)	5	563	10.1
4	JPMorgan Chase & Co. (NY)	4	479	8.6
5	Washington Federal Inc. (WA)	5	472	8.5
6	Banner Corp. (WA)	5	432	7.8
7	Wells Fargo & Co. (CA)	2	413	7.4
8	KeyCorp (OH)	4	297	5.3
9	Heritage Financial Corp. (WA)	2	236	4.2
10	Pacific Financial Corp. (WA)	3	233	4.2
11	Umpqua Holdings Corp. (OR)	3	169	3.0
12	**First Northwest Bancorp (WA)**	**2**	**111**	**2.0**
	Total For Institutions In Market	48	5,567	

Jefferson County, WA

Rank	Institution (ST)	# Branches	Deposits ($M)	Market Share (%)
1	**First Northwest Bancorp (WA)**	**1**	**193**	**23.2**
2	FS Bancorp Inc. (WA)	2	166	19.9
3	Olympic Bancorp Inc. (WA)	2	161	19.3
4	JPMorgan Chase & Co. (NY)	1	101	12.2
5	U.S. Bancorp (MN)	2	82	9.8
6	Wells Fargo & Co. (CA)	1	67	8.1
7	Sound Financial Bancorp Inc. (WA)	1	62	7.5
	Total For Institutions In Market	10	831	

Source: FDIC; Deposit data as of June 30, 2021

First Northwest Bancorp

Experienced Leadership Collaborating Across PNW

Name	Title	Location	Years with First Fed	Years in Industry
Matt Deines	President, Chief Executive Officer and Director	Port Angeles, Seattle	2	20+
Terry Anderson	Executive VP, Chief Credit Officer	Sequim	3	25+
Derek Brown	Executive VP, Chief Human Resources and Marketing Officer	Sequim	6	20+
Geri Bullard	Executive VP, Chief Financial Officer	Port Angeles, Boise	2	25+
Chris Neros	Executive VP, Chief Lending Officer	Bellingham	.5	27+
Chris Riffle	Executive VP, Chief Operating Officer and General Counsel	Port Angeles	4	14+
Brett Bies	SVP, Chief Information Officer	Port Angeles	11	15+
Jennifer Bolton	SVP, Senior Director of Digital Marketing	Seattle	1	5+
Simran Chaturvedi	SVP, Director of Credit and Data Strategy	New York	1	15
Daniel Coots	SVP, Commercial Credit Administrator	Port Orchard	1	9
Julie Ellis	SVP, Commercial Loan Operations Manager	Des Moines	1	25
Tyanna Gadbaw	SVP, Director of Operations	Port Angeles	17	16
David Henry	SVP, Director of Mortgage and Consumer Credit	Port Angeles	6	18
Allison Mahaney	SVP, Corporate Secretary and Assistant General Counsel	Port Angeles	2	2
Stephanie Nicklaus	SVP, Senior Credit Administrator	Tacoma	2	18+
Kasi O'Leary	SVP, Director of Commercial Banking, West	Port Angeles	17	16
Andy Pohlman	SVP, Regional Market President	Bellingham	2	19+
Dawnya Scarano	SVP, Director of Customer Experience	Sequim	38	37
Joel Smith	SVP, Director of Mortgage Lending	Bellingham	4	10+
Steven Smith	SVP, Director of Commercial Banking, East	Bellevue	3	25+

First Northwest Bancorp

First Fed

Thank You!

Contact

Matt Deines
President and CEO
matt.deines@ourfirstfed.com

Geri Bullard
EVP | CFO
geri.bullard@ourfirstfed.com